                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                          e.spire COMMUNICATIONS, INC.
                     10.625% SENIOR DISCOUNT NOTES DUE 2008

     This form must be used by a holder of the 10.625% Senior Discount Notes due 2008 (the "Old Notes") of e.spire COMMUNICATIONS, INC. ("e.spire") who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures"
of the Prospectus dated           , 1998 (the "Prospectus") and in Instruction 2
to the Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

To: The Chase Manhattan Bank, Exchange Agent

       By Mail/Overnight Delivery:                Facsimile Transmissions:                           By Hand:
         The Chase Manhattan Bank                      (212) 638-7380                        The Chase Manhattan Bank
           450 West 33rd Street                        (212) 638-7381                   Corporate Trust -- Services Window
                15th Floor                                                                  55 Water Street -- Room 234
            New York, New York                                                                    North Building
                10001-2697                                                                    New York New York 10041

                             Confirm by Telephone:
                          Sharon Lewis: (212) 638-0454
                         Carlos Esteves: (212) 638-0828

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to e.spire, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the principal amount of Old Notes listed below:

              CERTIFICATE NUMBER(S) (IF KNOWN)                       PRINCIPAL AMOUNT                 PRINCIPAL AMOUNT
                        OF OLD NOTES                                   REPRESENTED                        TENDERED
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[ ] The Depositary Trust Company
    (check if Old Notes will be tendered by book-entry transfer)

Account Number:
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                                   SIGN HERE

Name of Holder:
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Signature(s):
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Name(s) (please print):
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Address:
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Telephone Number:
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Date:
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the third business day following the Expiration Date.

                                   SIGN HERE
Name of firm:
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Authorized Signature:
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Name (please print):
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Address:
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Telephone Number:
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Date:
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DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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